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                                                                  EXHIBIT 10.10

                             FOURTH AMENDED AND RESTATED
                            REGISTRATION RIGHTS AGREEMENT

         THIS FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of September 18, 1996, is made by and among DeCrane Aircraft Holdings, Inc., an Ohio corporation (the "Company"), and the several parties named in Schedule I hereto (the "Shareholders").

                               PRELIMINARY STATEMENTS:

    A. The Shareholders hold the amounts of Common Shares, without par value ("Common Shares"), Warrants to purchase Common Shares ("Common Warrants"), Series A Convertible Preferred Shares, without par value ("Series A Shares"), Series B Convertible Preferred Shares, without par value ("Series B Shares"), Warrants to purchase Series B Shares (the "Series B Warrants"), Series C Convertible Preferred Shares, without par value ("Series C Shares"), Series D Convertible Preferred Shares, without par value (the "Series D Shares"), Series E Convertible Preferred Shares, without par value (the "Series E Shares") and the other securities set forth opposite their respective names on Schedule I hereto (the Series A Shares, Series B Shares, Series C Shares, Series D Shares and Series E Shares, collectively the "Preferred Stock") (the Common Warrants and Series B Warrants, collectively the "Warrants").

    B. The Company and certain of the parties hereto executed that certain Amended and Restated Registration Rights Agreement dated as of October 15, 1991, as amended (the "Amended Registration Rights Agreement"), that certain Second Amended and Restated Registration Rights Agreement dated as of November 2, 1994 (the "Second Amended Registration Rights Agreement"), and that certain Third Amended and Restated Registration Rights Agreement dated as of February 20, 1996 (the "Third Amended and Restated Registration Rights Agreement"), governing, among other things, certain matters with respect to the registration of the shares of capital stock of the Company.

    C. The Company and the parties hereto desire to amend and restate the Third Amended and Restated Registration Rights Agreement in its entirety by the execution of this Agreement.

                                      AGREEMENT:

    1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

         "ADDITIONAL RESTRICTED SECURITIES" shall mean, the Common Warrants and shares of Common Stock now held or hereafter acquired by Internationale Nederlanden (U.S.)


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                                                                              2

    Capital Corporation, a Delaware corporation ("ING"), and by The Provident Bank, a banking association organized under the laws of the State of Ohio ("Provident"), and ING's and Provident's successors and assigns.

         "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "COMMON STOCK" shall mean the Common Shares as constituted as of the date of this Agreement, and Common Shares issuable upon exercise of the Common Warrants.

         "CONVERSION SHARES" shall mean shares of Common Stock issued upon conversion of the Preferred Stock and Common Stock issued upon conversion of the Series B Shares issuable upon exercise of the Series B Warrants.

         "ELECTRA RESTRICTED SECURITIES" shall mean, collectively, Common Shares, Common Warrants, Series B Warrants and Preferred Stock now held or hereafter acquired by Electra Investment Trust PLC, a corporation organized under the laws of the United Kingdom ("EIT") and Electra Associates, Inc. ("Electra") and EIT's and Electra's successors and assigns.

         "INITIAL PUBLIC OFFERING" shall mean the closing of the initial underwritten public offering for Common Shares of the Company pursuant to a registration statement under the Securities Act.

         "NASSAU RESTRICTED SECURITIES" shall mean, collectively, Common Shares, Common Warrants, Series D Shares and Series E Shares now held or hereafter acquired by Nassau Capital Partners L.P., a Delaware limited partnership ("Nassau Capital") and NAS Partners I L.L.C., a Delaware limited liability company ("NAS") and Nassau Capital's and NAS's successors and assigns.

         "PRIMARY RESTRICTED STOCK" shall mean, collectively, the Preferred Stock, the Common Stock and those Common Warrants which are not Electra Restricted Securities, Nassau Restricted Securities or Additional Restricted Securities. For purposes hereof, "Preferred Stock" also shall include the Series B Warrants and the Series B Shares issuable upon exercise of the Series B Warrants.

         "REGISTRATION EXPENSES" shall mean the expenses so described in
    Section 8 hereof.

         "RESTRICTED STOCK" shall mean, collectively, the Electra Restricted Securities, Nassau Restricted Securities, the Primary Restricted Stock, the Additional Restricted Securities and all Common Shares issuable upon exercise of


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                                                                              3

    options to purchase the same granted hereafter to R. Jack DeCrane.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SECURITIES PURCHASE AGREEMENT" shall mean the Securities Purchase Agreement of even date herewith among the Company, Nassau Capital, NAS and EIT.

         "SELLING EXPENSES" shall mean the expenses so described in Section 8 hereof.

         2. RESTRICTIVE LEGEND. Each instrument representing the Restricted Stock, except as provided in Section 3 hereof, shall be stamped or otherwise imprinted with a legend substantially in the following form:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

         3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Section 4, 5 or 6 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of the Restricted Stock, as the case may be, may be effected without registration under the Securities Act. In the event that (but only in the event that) the holder of such Restricted Stock gives such written notice and provides such opinion, if requested by the Company, the holder of such Restricted Stock shall be entitled to transfer such Restricted Stock in accordance with the terms of its notice, PROVIDED, HOWEVER, that no such opinion or documentation shall be required if the notice pertains to distribution by any holder pursuant to subpart (b) or (c) of Section 2 of that certain Fourth Amended and Restated Shareholders Agreement of even date herewith between the parties hereto (the "Shareholders Agreement"). Each instrument for Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such instrument shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to


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                                                                              4

transfer such securities in a public sale without registration under the Securities Act.

         The foregoing restrictions on transferability of Restricted Stock shall terminate as to any particular shares of Restricted Stock when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such shares.

         4.  REQUIRED REGISTRATION.

         (a) At any time, (i) the holders of Electra Restricted Securities constituting at least a majority of the total Electra Restricted Securities outstanding at such time (treating for the purpose of such computation (A) the holders of Preferred Stock as the holders of the Conversion Shares then issuable upon conversion of such Preferred Stock, (B) the holders of Common Warrants if then issued and outstanding, as the holders of the shares of Common Stock issuable upon exercise of the Warrant, and (C) the holders of Series B Warrants as the holders of the shares of Common Stock then issuable upon exercise of the Series B Warrant and conversion of the Series B Shares issuable thereby), or
(ii) the holders of Nassau Restricted Securities constituting at least a majority of the total Nassau Restricted Securities outstanding at such time (treating for the purpose of such computation (A) the holders of Series D Shares as the holders of the Conversion Shares then issuable upon conversion of such Series D Shares, (B) the holders of Series E Shares as the holders of the Conversion Shares then issuable upon conversion of such Series E Shares and (C) the holders of Common Warrants if then issued and outstanding, as the holders of the shares of Common Stock issuable upon exercise of the Warrant), or (iii) the holders of Primary Restricted Stock constituting at least a majority of the total Primary Restricted Stock outstanding at such time (treating for the purpose of such computation (A) the holders of Preferred Stock as the holders of the Conversion Shares then issuable upon conversion of such Preferred Stock, (B) the holders of Common Warrants if then issued and outstanding, as the holders of the shares of Common Stock issuable upon exercise of the Warrant, and (C) the holders of Series B Warrants as the holders of the shares of Common Stock then issuable upon exercise of the Series B Warrant and conversion of the Series B Shares issuable thereby) may request the Company to register under the Securities Act all or any portion of the Nassau Restricted Securities, Electra Restricted Securities or Primary Restricted Stock, as the case may be, held by such requesting holder or holders for sale in the manner specified in such notice, PROVIDED, HOWEVER, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, PROVIDED, FURTHER, HOWEVER, that, in any underwritten public offering contemplated by
Section 4, 5 or 6 hereof, other holders of Preferred Stock or Warrants shall be


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                                                                              5

entitled to sell such Preferred Stock or Warrants to the underwriters for conversion or exchange and the sale of the shares of Common Stock issued upon such conversion; PROVIDED further, HOWEVER, that if the Warrants are to be sold to the underwriters, there shall be deducted from the proceeds due to the selling holder the aggregate exercise price required to be paid by such holder upon exercise of the Warrants.

         (b) Promptly following receipt of any notice under this Section 4, the Company shall immediately notify (i) any holders of Nassau Restricted Securities, Electra Restricted Securities or Primary Restricted Stock from whom notice has not been received and (ii) any other holders of Restricted Stock, and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in any notices received from other holders within 20 days after their receipt of such notice from the Company). If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the selling holders of Nassau Restricted Securities, Electra Restricted Securities or Primary Restricted Stock, as the case may be, requesting registration under the Securities Act, which approval shall not be unreasonably withheld. The Company shall only be obligated to register Nassau Restricted Securities or Primary Restricted Stock pursuant to this Section 4 on three occasions and shall only be obligated to register Electra Restricted Securities pursuant to this Section 4 on two occasions. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 4 shall be deemed satisfied only when a registration statement covering all shares of Nassau Restricted Securities, Electra Restricted Securities or Primary Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holder, shall have become effective.

         (c) The number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the requesting holders based upon the number of shares so requested to be registered, treating for purposes of such computation (i) the holders of Preferred Stock as the holders of the Conversion Shares then issuable upon conversion of such. Preferred Stock, (ii) the holders of Common Warrants, if then issued and outstanding, as the holders of the shares of Common Stock issuable upon exercise of the Common Warrants, and
(iii) the holder of the Series B Warrants, if then outstanding, as the holder of the shares of Common Stock then issuable upon exercise of the Series B Warrant and conversion of the Series B Shares issuable thereby) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein; PROVIDED, HOWEVER, if a demand registration is a request


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                                                                              6

by holders of Nassau Restricted Securities, Electra Restricted Securities or Primary Restricted Securities pursuant to subpart (a) of this Section 4,to register and sell Nassau Restricted Securities, Electra Restricted Securities or Primary Restricted Securities, as the case may be, in the Initial Public Offering, and the managing underwriters advise the Company in writing that in their opinion the number of (A) Nassau Restricted Securities, Electra Restricted Securities or Primary Restricted Securities, as the case may be, requested to be included in the offering, (B) securities desired by the Company to be included in such offering and pro rata among the Holders of Nassau Restricted Securities or Electra Restricted Securities, as the case may be, on the basis of the amount of Nassau Restricted Securities or Electra Restricted Securities, respectively, owned by each such holder, and (C) if permitted hereunder, other securities requested to he included in such offering, exceeds the number of securities which can be sold therein without adversely affecting the marketability of the offering, there shall be included in such registration (i) first, the securities the Company proposes to sell,(ii) second, the Nassau Restricted Securities or Electra Restricted Securities, as the case may be, requested .to be included in such registration, and PRO RATA among the holders of Nassau Restricted Securities or Electra Restricted Securities, as applicable, on the basis of the amount of Nassau Restricted Securities or Electra Restricted Securities, as the case may be, owned by each such holder, or PRO RATA among the holders of Nassau Restricted Securities and Electra Restricted Securities if such demand registration is a request by holders of Nassau Restricted Securities and holders of Electra Restricted Securities pursuant to subpart (a) of this Section 4 and
(iii) third, other securities requested to be included in such registration by holders of the Restricted Stock; PROVIDED, FURTHER, HOWEVER, if a demand registration is a request by holders of Nassau Restricted Securities, Electra Restricted Securities or Primary Restricted Securities pursuant to subpart (a) of this Section 4 to register and sell Nassau Restricted Securities, Electra Restricted Securities or Primary Restricted Securities, as the case may be, subsequent to the Initial Public Offering, and the managing underwriters advise the Company in writing that in their opinion the number of (A) Nassau Restricted Securities, Electra Restricted Securities or Primary Restricted Securities, as applicable, requested to be included in the offering, (B) securities desired by the Company to be included in such offering and PRO RATA among the Holders of Nassau Restricted Securities or Electra Restricted Securities, as the case may be, on the basis of the amount of Nassau Restricted Securities or Electra Restricted Securities, as applicable, owned by each such holder, and (C) if permitted hereunder, other securities requested to be included in such offering, exceeds the number of securities which can be sold therein without adversely affecting the marketability of the offering, there shall be included in such registration (i) first, the Nassau Restricted Securities or Electra Restricted Securities, as the case may be, requested to be included in such registration, PRO RATA among the holders of


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                                                                              7

such Nassau Restricted Securities or Electra Restricted Securities, as applicable, on the basis of the amount of Nassau Restricted Securities or Electra Restricted Securities, as the case may be, owned by each holder, or PRO RATA among the holders of Nassau Restricted Securities and Electra Restricted Securities if such demand registration is a request by holders of Nassau Restricted Securities and Electra Restricted Securities pursuant to subpart (a) of this Section 4 (ii) second, the securities the Company proposes to sell, and
(iii) third, other securities requested to be included in such registration.

         (d) Subject to subpart (c) of this Section 4, the Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Nassau Restricted Securities, Electra Restricted Securities or Primary Restricted Stock to be sold. Except as provided in this paragraph (d), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

         (e)  Notwithstanding anything to the contrary contained in this
Section 4, the Company shall not be required to take any action to effect any registration pursuant to this Section 4:

           (i) if in the case of the Initial Public Offering, the securities covered by such registration statement will not have an aggregate offering price of at least $25,000,000.00;

          (ii) if the Company intends in good faith to file a registration statement pertaining to an underwritten public offering of securities for the account of the Company within 90 days after receipt of a notice under Section 4(a), and the Company so notifies the requesting holder of its intention in accordance with Section 6; or

         (iii) if the holders of a majority of the Additional Restricted Securities have requested pursuant to Section 5 that the Company file a registration statement pertaining to an underwritten public offering of securities at any time within 180 days prior to the receipt by the Company of a notice under Section 4(a).

         5.  ADDITIONAL REQUIRED REGISTRATION.

         (a)  At any time after such date as the Company has


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                                                                              8

completed a public offering of shares of Common Stock pursuant to an effective registration statement filed under the Securities Act, the holders of the Additional Restricted Securities constituting at least a majority of the total Additional Restricted Securities outstanding at such time (treating for the purpose of such computation the holders of the Additional Restricted Securities as the holders of the shares of Common Stock issuable upon exercise of the Additional Restricted Securities) may request the Company to register under the Securities Act all or any portion of the Additional Restricted Securities held by such requesting holder or holders for sale in the manner specified in such notice, PROVIDED, HOWEVER, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, PROVIDED, FURTHER, HOWEVER, that, in any underwritten public offering contemplated by
Section 4, 5 or 6 hereof, the holders of Additional Restricted Securities shall be entitled to sell such Additional Restricted Securities to the underwriters for conversion or exchange and the sale of the shares of Common Stock issued upon such conversion; PROVIDED, FURTHER, HOWEVER, that if the Additional Restricted Securities are to be sold to the underwriters, there shall be deducted from the proceeds due to the selling holder the aggregate exercise price required to be paid by such holder upon exercise of the Additional Restricted Securities.

         (b) Promptly following receipt of any notice under this Section 5, the Company shall immediately notify (i) any holders of Additional Restricted Securities from whom notice has not been received and (ii) any other holders of Restricted Stock, and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in any notices received from other holders within 20 days after their receipt of such notice from the Company). If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the selling holders of Additional Restricted Securities, which approval shall not be unreasonably withheld. The Company shall be obligated to register additional Restricted Securities pursuant to this
Section 5 on two occasions only. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 5 shall he deemed satisfied only when a registration statement covering all of the shares of Common Stock issuable upon exchange of the Additional Restricted Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holder, shall have become effective.

         (c) The number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the requesting holders based upon the number of shares so requested to be registered, treating for purposes of such


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                                                                              9

computation (i) the holders of Preferred Stock as the holders of the Conversion Shares then issuable upon conversion of such Preferred Stock, (ii) the holders of Common Warrants, if then issued and outstanding, as the holders of the shares of Common Stock issuable upon exercise of the Common Warrants, and (iii) the holder of the Series B Warrants, if then outstanding, as the holder of the shares of Common Stock then issuable upon exercise of the Series B Warrant and conversion of the Series B Shares issuable thereby) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein.

         (d) The Company shall be entitled to include in any registration statement referred to in this Section 5, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Additional Restricted Securities to be sold. Except as provided in this paragraph (d), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 5 until the completion of the period of distribution of the registration contemplated thereby.

         (e)  Notwithstanding anything to the contrary contained in this
Section 5, the Company shall not be required to take any action to effect any registration pursuant to this Section 5:

           (i) if the Company intends in good faith to file a registration statement pertaining to an underwritten public offering of securities for the account of the Company within 90 days after receipt of a notice under Section 5(a), and the Company so notifies the requesting holder of its intention in accordance with Section 6; or

          (ii) if the holders of a majority of the Nassau Restricted Securities, or the holders of a majority of the Electra Restricted Securities, or the holders of a majority of the Primary Restricted Stock have pursuant to
Section 4 requested that the Company file a registration statement pertaining to an underwritten public offering of securities at any time within 180 days prior to the receipt by the Company of a notice under Section 5(a).

         6. INCIDENTAL REGISTRATION. If the Company at any time (other than pursuant to Section 4 or 5 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4 or S-8 or another form not


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                                                                             10

available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention to do so. Upon the written request of any such holder, given within 30 days after receipt of any such notice, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 6 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 6 to register Restricted Stock shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the requesting holders based upon the number of shares so requested to be registered, treating for purposes of such computation (A) the holders of Preferred Stock as the holders of the Conversion Shares then issuable upon conversion of such Preferred Stock, (B) the holders of Common Warrants, if then issued and outstanding, as the holders of the shares of Common Stock issuable upon exercise of the Common Warrants, and (C) the holder of the Series B Warrants, if then outstanding, as the holder of the shares of Common Stock then issuable upon exercise of the Series B Warrant and the conversion of the Series B Shares issuable thereby) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein. Notwithstanding anything to the contrary contained in this Section 6, in the event that there is a firm commitment underwritten offering of securities of the Company pursuant to a registration statement covering Restricted Stock and a selling holder of Restricted Stock does not elect to sell such holder's Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Restricted Stock so registered pursuant to this Section 6 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the aftermarket; PROVIDED, HOWEVER, that such holder shall, in any event, be entitled to sell such holder's Restricted Stock in connection with such registration commencing on the 90th day after the effective date of such registration statement.


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                                                                             11

         7. REGISTRATION PROCEDURES AND EXPENSES. (a) If and whenever the Company is required by the provisions of Section 4, 5 or 6 hereof to use its best efforts to effect the registration of any of the Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

           (i) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4 or 5 hereof, shall be on Form S 1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (i) above and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

         (iii) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

          (iv) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request;

           (v) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; upon the occurrence of any such event, the Company shall, as promptly as reasonably practicable, prepare a post effective amendment to the registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Restricted Stock, the prospectus will not contain an untrue statement of a material fact or omit


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                                                                             12

to state any material fact necessary to make the statements therein not misleading.

          (vi) use its best efforts (if the offering is underwritten) to furnish, at the request of any seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein), and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request; and

         (vii) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         (b) For purposes of paragraphs (i) and (ii) above and of Section 4(c) hereof, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all

Restricted Stock covered thereby or nine months after the effective date thereof.

         (c) In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with federal and applicable state securities laws.

         (d) In connection with each registration pursuant to Section 4, 5 or 6 hereof covering an underwritten public offering, the Company and the selling holders of Restricted Stock agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof.

         8. EXPENSES. (a) All expenses incurred by the Company in complying with Sections 4, 5, 6 and 7 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and expenses of one counsel for the sellers of Restricted Stock but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses".

         (b) The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4, 5 or 6 hereof. All Selling Expenses in connection with any registration statement filed pursuant to
Section 4, 5 or 6 hereof shall be borne by the holders of Restricted Stock sold pursuant to such registration statement, PRO RATA in proportion to the number of securities of each such holder included in such registration.

         9. INDEMNIFICATION. (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, 5 or 6 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder and each underwriter of Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

         (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, 5 or 6 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall not exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

         (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         (d) Notwithstanding the foregoing, in any such action, any indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. The indemnifying party shall not, except with the consent of the indemnified party, enter into any settlement that does not include as a term thereof an unconditional release of the indemnified party from all liability with respect to the applicable claim.

         (e) If the indemnification provided for in the first two paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Restricted Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give the notice required under such paragraphs, then the relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the sellers of such Restricted Stock, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by PRO RATA allocation (even if all of the sellers of such Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Restricted Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they otherwise have been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         (f)  The indemnification of underwriters provided for in this Section
9 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters, in which event the indemnification of the sellers of Restricted Stock in such underwriting shall at the sellers' request be modified to conform to such terms and conditions. Upon the reasonable request of any stockholder selling Restricted Stock pursuant to a registration statement or any underwriter of such stock, the Company shall obtain an insurance policy covering the risks described above in this Section 9 in an amount and with a deductible reasonably requested by such seller or underwriter and naming such seller, any underwriter of such stock and any person controlling such seller or underwriter as beneficiaries. The costs of obtaining and maintaining any such insurance shall be borne by the Company.

         10. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         11. REPRESENTATIONS AND WARRANTIES OF THE Company. The Company represents and warrants to each other party hereto as follows:

         (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Amended and Restated Articles of Incorporation or Code of Regulations of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

         (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and other similar laws and principles of equity affecting creditors' rights and remedies generally.

         12.  MISCELLANEOUS.

         (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of

Restricted Stock (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Restricted Stock (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Primary Restricted Stock, Additional Restricted Securities, Nassau Restricted Securities or Electra Restricted Securities (or of such portion of each) required in order to be entitled to certain rights, or take certain actions, contained herein.

         (b) All notices, requests, consents and other communications shall be in writing delivered in person or by facsimile or duly sent by first class registered or certified mail, postage prepaid, addressed as follows:

           (i) if to the Company, at 155 Montrose West Avenue, Suite 210, Copley, Ohio 44321, facsimile number: (216) 668-2518, Attention: Chief Executive Officer; and

          (ii) if to any holder of Restricted Stock, to such holder at his or its respective addresses and facsimile numbers set forth in Schedule I attached hereto, or, in any such case, at such other address, addresses, facsimile number or numbers as shall have been designated by notice in writing by such holder to the others. Each holder of Restricted Stock agrees to have at all times an address and a facsimile number for notices hereunder.

All such notices and communications shall be deemed to have been received (A) in the case of personal delivery, on the date of such delivery, (B) in the case of facsimile delivery, upon confirmation of delivery and (C) in the case of mailing, on the fifth business day following such mailing.

         (c) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes in their entirety all previous agreements and understandings, including, without limitation, the.Registration Rights Agreement, dated July 23, 1990, the Amended Registration Rights Agreement, the Second Amended Registration Rights Agreement, and the Third Amended and Restated Registration Rights Agreement, and may not be modified or amended except in writing. The Company shall not grant any rights to register any of its capital stock in addition to the rights granted in this Agreement to any party without amending this Agreement.

         (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13. SECURITIES MATTERS. To the extent required, the Company will, and will cause each of its subsidiaries to, comply in all material respects with the reporting requirements of the Securities Act and the 1934 Act, or successor rules thereto or otherwise. The Company will cooperate with each holder of securities in supplying such information as may be requested by such holder to comply with the Securities Act or 1934 Act, including Rule 144 and Rule 144A, or successor rules thereto or otherwise.

         IN WITNESS WHEREOF, the Company and the parties hereto have executed this Fourth Amended and Restated, Registration Rights Agreement as of the day and year first above written.

                                  DeCRANE AIRCRAFT HOLDINGS, INC.

                                  By: /s/ R. Jack DeCrane
                                        ----------------------------------------
                                       R. Jack DeCrane, Chief Executive
                                           Officer


                                      BANC ONE CAPITAL PARTNERS, L.P.

                                  By:
                                        ----------------------------------------


                                  BRANTLEY VENTURE PARTNERS II, L.P

                                  By:   Brantley Venture Management II,
                                          L.P., its general partner

                                    By:   Pinkas Family Partners, L.P.,
                                              its general partner

                                      By:   /s/ Robert P. Pinkas
                                            ------------------------------------
                                               ROBERT P. PINKAS , General
                                               ----------------
                                                   Partner


                                   /s/ R. Jack DeCrane
                                   ---------------------------------------------
                                  R. JACK DeCRANE, in his individual capacity



                                  DSV PARTNERS, IV

                                  By:  DSV Management, Ltd.

                                     By:  /s/ John K. Clarke
                                          --------------------------------------
                                          John K. Clark , General
                                          --------------
                                             Partner


                                  ELECTRA INVESTMENT TRUST, P.L.C.

                                  By:
                                         ---------------------------------------

                                  Its:
                                         ---------------------------------------

                                  INTERNATIONALE NEDERLANDEN (U.S.)
                                     CAPITAL CORPORATION

                                  By:    /s/ [ILLEGIBLE]
                                         ---------------------------------------

                                  Its:  Senior Associate
                                         ---------------------------------------


                                  ELECTRA ASSOCIATES, INC.

                                  By:
                                         ---------------------------------------

                                  Its:
                                         ---------------------------------------


                                  THE PROVIDENT BANK

                                  By:    /s/ [ILLEGIBLE]
                                         ---------------------------------------

                                  Its:  Vice President
                                         ---------------------------------------


                                  NASSAU CAPITAL PARTNERS L.P.

                                  By:  NASSAU CAPITAL L.L.C.
                                       General Partner

                                       By:      /s/ [ILLEGIBLE]
                                                --------------------------------

                                       Its:    Member
                                                --------------------------------


                                  NAS PARTNERS I L.L.C.

                                  By:    /s/ [ILLEGIBLE]
                                         ---------------------------------------

                                  Its:  Member
                                         ---------------------------------------

                                                                 Schedule I



                                                   Warrants to                                Series B
                                       Common      Purchase Common    Series A Convertible    Convertible
                                       Shares      Shares             Preferred Shares        Preferred Shares
                                       ------      ---------------    --------------------    ----------------
Banc One Capital Partners, L.P.
 300 Crescent Drive
 Suite 1600 Dallas, TX 75201
 Fax: (214) 979-4355                     --         343,569                  --                   --

Brantley Venture Partner II, L..P.
 20600 Chagrin Blvd
 Suite 1150
 Cleveland, Ohio 44122
 Fax: (216) 668-2518                   38,076        17,228               101,224              955,996

R. Jack DeCrane
 4966 Tulip Drive
 Akron, OH 44313
 (216) 668-2518                       230,770         4,455                  --                   --

DSV Partner, IV
 620 Newport Center Dr.
 Suite 990
 Newport Beach, CA 92660
 Fax: (714) 760-6947                   13,174         5,960                35,030              330,775

Electra Investment Trust, P.L.C.
 65 Kings Way
 London, England
 WC2B6QT
 Fax: (171) 242-3429                   10,327       942,705                27,459              259,288

Electra Associates, Inc.
 65 Kings Way
 London, England
 WC2B6QT
 Fax: (171) 242-3429                    1,493       119,581                 3,969               37,478

Internationale Nederlanden (U.S.)
 Capital Corporation
 135 East 57th Street
 New York, NY 10021
 Fax: (212) 593-3562                     --         411,645                  --                   --

The Provident Bank
 1800 Provident Tower
 East Fourth Street
 Cincinnati, OH 45202
 Fax: (513) 579-2858                     --         137,215                  --                   --

Nassau Capital Partners L.P.
 22 Chambers Street
 Princeton, NJ 08542
 Fax: (609) 924-8887                     --         911,284                  --                   --

NAS Partners I L.L.C.
 22 Chambers Street
 Princeton, NJ 08542
 Fax: (609) 924-8887                     --           5,777                  --                   --

Richard G. MacDonald                     --            --                    --                   --

Chuck H Becker                           --            --                    --                   --

Robert A. Rankin                         --            --                    --                   --

John R. Hisson                           --            --                    --                   --

John Schnepf                            8,000          --                    --                   --





                                                  Warrants to
                                                  Purchase
                                                  Series B        Series C      Series D       Series E
                                                  Convertible     Convertible   Convertible    Convertible
                                                  Preferred       Preferred     Preferred      Preferred
                                                  Shares          Shares        Shares         Shares
                                                  -----------     -----------   -----------    -----------
Banc One Capital Partners, L.P.
 300 Crescent Drive
 Suite 1600 Dallas, TX 75201
 Fax: (214) 979-4355                                   --            --             --            --

Brantley Venture Partner II, L..P.
 20600 Chagrin Blvd
 Suite 1150
 Cleveland, Ohio 44122
 Fax: (216) 668-2518                                30,008        603,712           --            --

R. Jack DeCrane
 4966 Tulip Drive
 Akron, OH 44313
 (216) 668-2518                                        --            --             --            --

DSV Partner, IV
 620 Newport Center Dr.
 Suite 990
 Newport Beach, CA 92660
 Fax: (714) 760-6947                                13,446      1,347,987           --            --

Electra Investment Trust, P.L.C.
 65 Kings Way
 London, England
 WC2B6QT
 Fax: (171) 242-3429                                 8,152        279,479           --          500,000

Electra Associates, Inc.
 65 Kings Way
 London, England
 WC2B6QT
 Fax: (171) 242-3429                                 1,178         40,397           --            --

Internationale Nederlanden (U.S.)
 Capital Corporation
 135 East 57th Street
 New York, NY 10021
 Fax: (212) 593-3562                                   --            --             --            --

The Provident Bank
 1800 Provident Tower
 East Fourth Street
 Cincinnati, OH 45202
 Fax: (513) 579-2858                                   --            --             --            --

Nassau Capital Partners L.P.
 22 Chambers Street
 Princeton, NJ 08542
 Fax: (609) 924-8887                                   --            --         1,989,114       991,124

NAS Partners I L.L.C.
 22 Chambers Street
 Princeton, NJ 08542
 Fax: (609) 924-8887                                   --            --            10,886         8,876

Richard G. MacDonald                                   --          30,000           --            --

Chuck H Becker                                         --          20,000           --            --

Robert A. Rankin                                       --          15,000           --            --

John R. Hisson                                         --          10,000           --            --

John Schnepf                                           --            --             --            --